UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2004

BROWN & BROWN, INC.

(Exact name of registrant as specified in its charter)

Florida                                                    0-7201                                        59-0864469
(State or other jurisdiction                (Commission File Number)                      (IRS Employer
of incorporation)                                                                                      Identification No.)

220 S. Ridgewood Avenue, Daytona Beach, Florida 32114

(Address of principal executive offices)    (Zip Code)

Registrant’s telephone number, including area code:            (904) 252-9601

N/A

(Former name or former address, if changed since last report)

Item 5.            Other Events

            On July 16, 2004, we issued a notice pursuant to Rule 135c under the Securities Act of 1933 with respect to a private offering of $100,000,000 5.57% Series A Notes due September 15, 2011 and $100,000,000 6.08% Series B Senior Notes due July 15, 2014.  The notice is filed as Exhibit 99 to this Current Report and incorporated by reference herein.

Item 7.            Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99	Rule 135c Notice dated July 16, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 16, 2004                                                                   BROWN & BROWN, INC.
                                                                                                            (Registrant)

                                                                                                            By:       /S/ CORY T. WALKER
                                                                                                                         Cory T. Walker, Chief Financial Officer,
                                                                                                                        Senior Vice President and Treasurer

EXHIBIT INDEX

BROWN & BROWN, INC.

Current Report on Form 8-K

Dated July 16, 2004

Exhibit No.	Description
99	Rule 135c Notice dated July 16, 2004.